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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT: JULY 8, 2003
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





       MARYLAND           COMMISSION FILE NO. 1-12616          38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 8, 2003, upon the unanimous recommendation of the Audit Committee of the Board of Directors of Sun Communities, Inc. (the "Company"), the Board of Directors decided to engage Grant Thornton LLP effective immediately as the Company's independent auditor for the fiscal year ending December 31, 2003, and decided to no longer engage PricewaterhouseCoopers LLP as the Company's independent auditor.

         During the Company's fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through July 8, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of such disagreement in their reports on the financial statements for such years. The reports of PricewaterhouseCoopers LLP on the Company's financial statements for each of the fiscal years ended December 31, 2002 and 2001 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

         During the Company's fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through July 8, 2003, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) involving PricewaterhouseCoopers LLP.

         During the Company's fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through July 8, 2003, Grant Thornton LLP has not been engaged as an independent accountant to audit the financial statements of the Company, nor has it been consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event. Grant Thornton LLP is the independent auditor of Origen Financial L.L.C., a subsidiary of the Company.

         The Company has provided PricewaterhouseCoopers LLP with a copy of the disclosures set forth in this Form 8-K. The Company has requested that PricewaterhouseCoopers LLP furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Form 8-K regarding PricewaterhouseCoopers LLP. Such letter will be filed as an amendment to this Form 8-K within two (2) business days of the Company's receipt of such letter.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 14, 2003        SUN COMMUNITIES, INC.

                            By: /s/ Jeffrey P. Jorissen
                               -------------------------------------------------
                               Jeffrey P. Jorissen, Executive Vice President, Treasurer, Chief Financial Officer, and Secretary



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